UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2010

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

State of Incorporation: Nevada

Commission file number: 1-15991	I.R.S. Employer Identification No: 58-2189551

9955 AirTran Boulevard, Orlando, Florida 32827

(Address of principal executive offices) (Zip Code)

(407) 318-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01	Entry into a Material Agreement

On September 26, 2010, AirTran Holdings, Inc., a Nevada corporation (“AirTran”), Southwest Airlines Co., a Texas corporation (“Southwest”) and Guadalupe Holdings Corp., a Nevada corporation and wholly-owned subsidiary of Southwest (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the acquisition of AirTran by Southwest. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into AirTran (the “Merger”), with AirTran continuing as the surviving corporation and as a wholly-owned subsidiary of Southwest.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of the respective parties, if the Merger is completed, each outstanding share of AirTran common stock (including previously unvested restricted shares of AirTran common stock) will be converted into the right to receive a fraction of a share of Southwest common stock equal to the Exchange Ratio (as defined below) (the “Base Per Share Stock Consideration” and, as the same may be adjusted as discussed below, the “Per Share Stock Consideration”) and $3.75 in cash, without interest (the “Base Per Share Cash Consideration” and, as the same may be adjusted as discussed below, the “Per Share Cash Consideration”). The Per Share Stock Consideration and the Per Share Cash Consideration are collectively referred to herein as the “Merger Consideration.”

The Exchange Ratio will be determined as follows:

(i) In the event that the average of the last reported sales prices for a single share of Southwest common stock on the New York Stock Exchange (the “NYSE”) for the 20 consecutive full trading days ending on (and including) the third trading day prior to the closing date of the Merger (the “Southwest Average Share Price”) is less than $10.90, the Exchange Ratio will equal (A) $3.50 divided by (B) the Southwest Average Share Price, rounded to the nearest thousandth.

(ii) In the event that the Southwest Average Share Price is equal to or greater than $10.90 but less than or equal to $12.46, the Exchange Ratio will be 0.321.

(iii) In the event that the Southwest Average Share Price is greater than $12.46, the Exchange Ratio will equal (A) $4.00 divided by (B) the Southwest Average Share Price, rounded to the nearest thousandth.

In addition, in the event that the Southwest Average Share Price is less than $10.90, Southwest may elect to deliver, as Merger Consideration, an additional amount of cash, an additional number (or fraction) of shares of Southwest common stock, or a combination of additional cash and additional number (or fraction) of shares of Southwest common stock (which shares will be valued based on the Southwest Average Share Price) such that, after giving effect to such election, the aggregate value of the Merger Consideration (valuing Southwest common stock based on the Southwest Average Share Price) is equal to $7.25.

Based on the closing price of Southwest common stock on the NYSE on September 24, 2010, the last trading day before public announcement of the merger, the Merger Consideration represented approximately $7.69 in value for each share of AirTran common stock.

Each outstanding option to acquire shares of AirTran common stock will generally be converted into the right to receive the excess, if any, of the value of the Base Per Share Stock Consideration (valued based on the Southwest Average Share Price) plus the Base Per Share Cash Consideration (the “Per Share Cash Equivalent Amount,” provided that in the event the Southwest Average Share Price is greater than $12.46, then the Per Share Cash Equivalent Amount will be $7.75 and in the event the Southwest Average Share Price is less than $7.25, then the Per Share Cash Equivalent Amount will be $10.90) over the exercise price per share of such option multiplied by the number of shares of AirTran common stock underlying the option. Each outstanding share of AirTran common stock awarded under the AirTran Fifth Amended and Restated Long Term Incentive Plan based on a total shareholder return formula (each, a “Performance Share”) will, immediately prior to the effective time of the Merger, vest as to the pro-rated target number of shares of AirTran common stock subject to such Performance Share, and will entitle the holder thereof to receive the Per Share Cash Equivalent Amount for each such vested Performance Share, without interest

AirTran and Southwest have made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, each of AirTran and Southwest is required, among other things, to conduct its business in the ordinary course in all material respects during the interim period between the execution of the Merger Agreement and the consummation of the Merger. In addition, AirTran may not solicit alternative business combination transactions and, subject to certain exceptions, may not engage in discussions or negotiations regarding any alternative business combination transactions. The Merger Agreement also contains covenants that require AirTran to call and hold a special stockholders meeting and, subject to certain exceptions, require the AirTran board of directors to recommend to its stockholders the adoption of the Merger Agreement.

Completion of the Merger is subject to certain conditions, including, among others: (i) adoption of the Merger Agreement by AirTran’s stockholders, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) receipt of other material governmental consents and approvals required to consummate the Merger, (iv) the absence of any governmental order, law, or legal restraint prohibiting the consummation of the Merger, (v) the registration statement on Form S-4 used to register the Southwest common stock to be issued as consideration for the Merger having been declared effective by the Securities and Exchange Commission (the “SEC”), and (vi) the listing of the Southwest common stock to be issued to AirTran stockholders in the Merger on the NYSE having been authorized. The obligation of each party to consummate the Merger is also conditioned upon the accuracy of the other party’s representations and warranties and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains certain termination rights for both AirTran and Southwest, including if the Merger is not consummated on or before September 26, 2011 (subject to extension by mutual agreement of the parties) and if the approval of AirTran’s stockholders is not obtained. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by AirTran as a result of an adverse change in the recommendation of AirTran’s board of directors, AirTran may be required to pay to Southwest a termination fee of $39 million.

The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about AirTran, Southwest or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of AirTran, Southwest or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by AirTran or Southwest. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about AirTran or Southwest and their respective subsidiaries that the respective companies include in reports, statements, and other filings they make with the SEC.

Item 8.01	Other Events

On September 27, 2010, AirTran and Southwest issued a joint press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Important Information For Investors And Stockholders

Communications in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of AirTran by Southwest will be submitted to the stockholders of AirTran for their consideration. In connection therewith, Southwest will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) that will include a proxy statement of AirTran that also constitutes a prospectus of Southwest. AirTran and Southwest also plan to file other documents with the SEC regarding the proposed transaction. AIRTRAN URGES INVESTORS AND SECURITY HOLDERS OF AIRTRAN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about AirTran and Southwest, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by AirTran will be available free of charge on AirTran’s website at www.airtran.com under the tab “About AirTran” then under the tab “Investor Relations” or by contacting AirTran’s Investor Relations Department at (407) 318-5188. Copies of the documents filed with the SEC by Southwest will be available free of charge on Southwest’s website at www.southwest.com under the tab “Investor Relations” or by contacting Southwest’s Investor Relations Department at (214) 792-4415.

AirTran, Southwest and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AirTran in connection with the proposed transaction. Information about the directors and executive officers of AirTran is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on April 2, 2010. Information about the directors and executive officers of Southwest is set forth in its proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on April 16, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect AirTran’s and Southwest’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, AirTran’s and Southwest’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by Shareholders and by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of AirTran and Southwest and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (1) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive AirTran’s required stockholder approval or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions, and (2) the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, because of, among other things, significant volatility in the cost of aircraft fuel, the significant capital commitments of AirTran and Southwest, the impact of labor relations, global economic conditions, fluctuations in exchange rates, competitive actions taken by other airlines, terrorist attacks, natural disasters, difficulties in integrating the two airlines, the willingness of customers to travel by air, actions taken or conditions imposed by the U.S. and foreign governments or other regulatory matters, excessive taxation, further industry consolidation and changes in airlines alliances, the availability and cost of insurance and public health threats.

AirTran cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in AirTran’s and Southwest’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning AirTran, Southwest, the proposed transaction or other matters and attributable to AirTran or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

AirTran undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger among AirTran Holdings, Inc., Southwest Airlines Co. and Guadalupe Holdings Corp., dated as of September 26, 2010 (the annexes, schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Joint Press release issued by AirTran Holdings, Inc. and Southwest Airlines Co., dated September 27, 2010.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AirTran Holdings, Inc.

Date: September 27, 2010	By:	/s/ Robert L. Fornaro
Robert L. Fornaro
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger among AirTran Holdings, Inc., Southwest Airlines Co. and Guadalupe Holdings Corp., dated as of September 26, 2010 (the annexes, schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Joint Press release issued by AirTran Holdings, Inc. and Southwest Airlines Co., dated September 27, 2010.